Exhibit 10.1

Reverse Merger and Financial Advisory Agreement

反向并购和投资顾问协议
November  2, 2010 (                                   )

This letter confirms the agreement of Shenyang Yanshajing Building Material Co., Ltd., (the “Company”) to effect a reverse merger (the “Merger”) with Stalar 1, Inc, a Delaware corporation (the “Reporting Company”), an entity controlled by Dr. Steven Fox. Upon the effective date of the Merger, in consideration of the undersigned causing the Reporting Company to enter into the Merger, the undersigned or its designee shall receive fully-paid and non-assessable shares of the survivor of the Merger, par value $.0001 per share, which shares shall represent a total of fifteen percent (15%) of the fully-diluted capital stock of the survivor of the Merger and warrants (“Warrants”) to purchase five percent (5%) of the fully-diluted capital stock of the survivor of the Merger (each calculated post-money, e.g. after any planned equity financing transaction involving the surviving entity contemplated to occur prior to or subsequent to or simultaneously with the Merger).  Such shares and shares underlying the Warrants shall be entitled to demand and piggy-back registration rights.  The Warrants shall be exercisable for a period of 10 years from the date of issuance, shall be exercisable at par value and shall be exercisable on a cashless basis.  If in the event the Company does not complete the Merger with the Reporting Company, but mutually agrees with the Reporting Company to complete a reverse merger with another entity (“Alternative Merger”), the undersigned or its designee shall still receive fully paid and non-assessable shares of the survivor of the Alternative Merger, par value $.0001 per share, which shares shall represent a total of fifteen percent (15%) of the fully-diluted capital stock of the survivor of the Alternative Merger and warrants (“Warrants”) to purchase five percent (5%) of the fully-diluted capital stock of the survivor of the Alternative Merger (each calculated post-money, e.g. after any planned equity financing transaction involving the surviving entity contemplated to occur prior to or subsequent to or simultaneously with the Alternative Merger).  Such shares and shares underlying the Warrants shall be entitled to demand and piggy-back registration rights.  The Warrants shall be exercisable for a period of 10 years from the date of issuance, shall be exercisable at par value and shall be exercisable on a cashless basis.

            此信函确认沈阳岩砂晶建材有限公司（以下称“公司”）与特拉华州Stalar 1, Inc（以下称“申报公司”，由Dr. Steven Fox掌管）进行一项反向收购协议。在收购的生效日期，作为申报公司被兼并的对价，签字人或其指定方应获得兼并后的续存公司的已缴股本和不存在任何未缴税费的股本，票面价值$.0001每股,这些股票代表续存公司百分之十五(15%)的 稀释后股本。签字人或其指定方还应获得购买续存公司稀释后股本百分之五(5%)的认股权(所计算的投资后，例如：在兼并前后或与兼并同时进行的由续存公司参与的融资完成之后).  这些股本以及认股权下的股票有要求登记权&# 21644;附属登记权。认股权有效期为10年，自签发之日起按票面金额以非现金方式行使。如果公司未能完成与申报公司的兼并，但双方同意公司与另一家公司进行反向兼并（以下称“另行兼并”），签字人或其指定方还是应获得另行兼并后的续存公司的已缴股本和不存在任何未ಸ 4;税费的股本，票面价值$.0001每股,这些股票代表续存公司百分之十五(15%)的 稀释后股本。签字人或其指定方还应获得购买另行兼并的续存公司稀释后股本百分之五(5%)的认股权(所计算的 237;资后，例如：在另行兼并前后或与另行兼并同时进行的由续存公司参与的融资完成之后)。这些股本以及认股权下的股票有要求登记权和附属登记权。认股权有效期为10年，自签发之日起按票面金额以非现金方式行使。

This letter is a binding agreement (the “Agreement”) to enter into the merger and evidences the parties’ agreement to consummate the Merger consistent with the terms and conditions outlined above.  Both parties acknowledge and agree that they negotiate in good faith and execute and deliver definitive agreements to consummate the Merger.  Additionally, the Company represents to the Reporting Company that its entry into this Agreement does not violate or breach any other agreements that the Company has previously entered into with or is currently a party to with any other third parties.

该信函为对收购交易具有的约束力协议(以下称“协议”)，并证明双方同意依据上述条款完成收购。 双方同意并确认本着诚信善意原则商谈，并签订和送达最终协议以完成收购。此外ᦁ 2;公司向申报公司保证，公司签订本协议没有违反公司以前或现在与其他任何第三方之间的协议。

1.  Exclusive Dealing.

1.  独占交易

(a)           The Company, the Company’s shareholders and the Company’s directors, officers, employees and agents: will not directly or indirectly, through any representative or otherwise, solicit or entertain offers from, negotiate with or in any manner encourage, discuss, accept, or consider any proposal of any other person relating to an acquisition or merger of the Company into an entity that is a reporting company under the Exchange Act of 1934, as amended.

(a)	公司及其股东，董事，官员，职员和代理不能直接或间接（通过代理人或其他方式）招募，商谈，或以任何方式鼓励，讨论，接受或考虑与其他按1934年交易法定义的申报公司进行收购或兼并。

(b)	The Company will immediately notify the Reporting Company regarding any contact between the Company, and any other person or entity regarding any such offer or proposal or any related inquiry.

一旦公司与其他自然人或单位之间订立任何与收购或兼并相关的合同，报价或询问，公司应立即通知申报公司。

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            反向并购和投资顾问协议

2. Costs; Escrow.  The Company will be responsible for and bear all of the costs and expenses (including broker's or finder’s fees, investment banking fees, attorneys’ fees and accountants' fees) incurred, at any time in connection with pursuing or consummating the Merger and the transactions contemplated herein and the Company further agrees to reimburse and indemnify the Reporting Company and its officers and directors for all out of pocket expenses incurred in connection with the Merger, whether or not such transaction is actually consummated. In consideration of the Reporting Company entering into this agreement, the Company has agreed to place $8,000 in the escrow account of the Reporting Company’s counsel. Upon the presentation of invoices by the Reporting Company’s accountants and attorneys relating to customary financial reporting and securities law compliance, the Reporting Company’s counsel shall pay such invoices from the escrowed funds. If the Company does not effect the Merger for any reason, other than the fault of the Reporting Company, the escrowed funds, less any funds previously disbursed, shall be paid to the Reporting Company as liquidated damages.

2. 费用; 托管账户.

公司需承担与收购，预期交易在任何时候产生所有费用和花销（包括承销商或中间人的佣金，投资银行业务费用，律师费，会计师费），并且不论收购是否完成，公司同意支付补偿申报公司及其官员，董事因收购产生的所有实付开支。作为ஸ 3;报公司签订本协议的对价，公司已经同意将$25,000存入申报公司法律顾问的托管账户。当申报公司的会计师和律师出示与财务报表或证券法律服务费用的账单时，申报公司的法律顾问将从该托管账户支付这些发票。若公司由于某些原因没有进行收购，除申报公司的错误外，托 1649;账户的资金（减去事先支付的款项）应支付给申报公司作为违约赔偿金。

3. No Fiduciary Relationship.  It is understood and agreed that neither the Reporting Company, nor its officers or directors are acting as agent or fiduciary of, and have no liabilities to, the equity holders of the Company or any other third party in connection with this Agreement or the Merger, all of which liabilities are expressly waived.

3. 非信托人关系。双方理解并同意：申报公司及其官员，董事都不作为公司的代理人或信托人也不对公司股东，或本协议中涉及的第三方有任何法律责任。本条款作为对以上责任的明示免责。

4.  Advisory Role.  The Reporting Company agrees that, if requested by the Company, it will authorize its representatives to make good faith efforts to advise the Company on presentations to prospective investors, securing accountants, legal counsel, investor relations firms, and advising on the appropriate placement agent and underwriter (Newbridge Securities Corporation) to raise capital, etc.  The Company acknowledges that it is ultimately responsible for its own choices concerning entering into business relationships with prospective investors, accountants, legal counsel, investor relations firms, and underwriters, etc., and agrees to indemnify and hold the Reporting Company, and its representatives, harmless in connection with any business relationship developed by reason or as a result of these advisory services.

4.  咨询角色.
申报公司同意：如公司提出请求，申报公司会授权其代表尽力并真诚地对公司向潜在投资者，证券会计师，律师，投资者关系公司的报告给出咨询意见，并对股票销售代理商和承销商（Newbridge Securities Corporation）筹募资金做出合理建议。公司确认对与其潜在投资者，会计师，法律咨询，投资关系公司，承销商建立商务关系担负最终责任。并同意申报公司及其代表对他们所提供的咨询意见不担负责任。

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            反向并购和投资顾问协议

5. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto, and supersede all prior oral or written agreements, understandings, representations and warranties, and courses of conduct and dealing between the parties on the subject matter hereof.  Except as otherwise provided herein, this Agreement may be amended or modified only in writing, executed by all of the parties hereto.

5. 完整协议。该协议构成双方之间的完整协议，取代在此之前所有的关于此主题的口头或笔述补充协议，协定，声明和保证，执行计划，双方间的交易。除另有规定外，该协议只能以书面形式补充或修改，Ĭ 01;双方签字后方能生效。

6. Governing Law.  This Agreement will be governed by and construed under the laws of the State of New York but without regard to conflicts of laws principles.

6. 制约法律。 该协议受纽约州法律管辖，除非与其他法律产生冲突。

7. Counterparts.  This Agreement may be executed in one or more counterparts by delivery of an original or electronic copy of a signed counterpart, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

7. 副本.  该协议随原件的单本或多本副本有效，双方签字的副本有效，这些副本都视为与原件有等同效力。当所有副本在一起时，视为同一相同协议。

8. Term and Termination.  This Agreement shall be in effect for a period of six months from the date hereof, however, in the event that Reporting Company determines that there is any material adverse issues that arise in the course of its due diligence investigation of the Company and/or its operations, the Reporting Company shall have the right to immediately terminate this Agreement without any liability to the Company.  Additionally, in the event that the Reporting Company terminates this Agreement in accordance with this Section 8, the Company shall be responsible to promptly reimburse the Reporting Company for all of its expenses incurred in connection with performing its duties pursuant to the terms of this Agreement.

8. 协议有效期及终止. 本协议有效期为12个月。但是，如果申报公司在对公司进行尽职调查中发现重大不利因素，申报公司有权立即终止本协议，且不对公司承担任何违约责任。此外，如 6524;申报公司按本条规定终止协议，公司有责任及时为申报公司报销与其履行本协议相关的费用。

VERY TRULY YOURS (此致)，

STALAR 1, INC.

By: ___________________________
       Dr. Steven R. Fox, President 史蒂文斯-富克斯 总裁

ACKNOWLEDGED AND AGREED TO BY（认定和同意此协议）:

SHENYANG YANSHAJING BUILDING MATERIAL CO., LTD.
沈阳岩沙晶建材有限公司

By: ___________________________
      Huang Haibin, Chairman & CEO  黄海滨 董事长-首席执行官